EXHIBIT 10.2 -- 1995 Stock Option adopted by NCF Financial Corporation

                                    Exhibit A

                           NCF FINANCIAL CORPORATION

                            1995 STOCK OPTION PLAN

      1. Purpose of the Plan. The Plan shall be known as the NCF Financial Corporation ("Corporation") 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Corporation, or any present or future parent or subsidiary of the Corporation to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of
Section 422 of the Code.

       2.   Definitions.  As used herein, the following definitions shall apply.

            (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

            (b) "Board" shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 5(a) of the Plan.

            (e) "Common Stock" shall mean common stock, par value $.10 per share, of the Corporation, or any successor or parent corporation thereto.

            (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Corporation or any present or future Parent or Subsidiary of the Corporation. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations, of the Corporation or between the Corporation, its Parent, its Subsidiaries or a successor.

            (g) "Corporation" shall mean the NCF Financial Corporation, the parent corporation for the Savings Association, or any successor or Parent thereof.

            (h) "Director" shall mean a member of the Board of the Corporation, or any successor or parent corporation thereto.

            (i) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Savings Association or the Corporation from time to time.


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            (j)  "Effective  Date" shall mean the date  specified  in Section 15 hereof.

            (k) "Employee" shall mean any person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation.


            (l) "Fair Market Value" shall mean: If the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value shall be not less than the mean between the last reported bid and ask price on the date of valuation or, if there is no bid and ask price on said date, then on the next prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith. If the Common Stock is listed on a national securities exchange on the date of valuation, then the Fair Market Value shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date of valuation or, if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the bid and ask price on such date.

            (m) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

            (n) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

            (o) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

            (p) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

            (q) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

            (r) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

            (s) "Participant" means any director, officer or key employee of the Corporation or any Parent or Subsidiary of the Corporation or any other person providing a service to the Corporation who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

            (t) "Plan" shall mean the NCF Financial Corporation 1995 Stock Option Plan.

            (u) "Savings Association" shall mean Nelson County Federal Savings and Loan Association, or any successor corporation thereto.

            (v) "Share" shall mean one share of the Common Stock.


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            (w) "Subsidiary"  shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

       3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 77,050. Such Shares may either be authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes.

      An Award shall not be considered to be made under the Plan with respect to any Option which terminates prior to its exercise, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

      4.    Six Month Holding Period.
            ------------------------

            Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of such Option.

       5.   Administration of the Plan.
            --------------------------

            (a) (i) Composition of the Committee. Except as indicated in paragraph 5(a)(ii) below, the Plan shall be administered by the Committee which shall consist of at least three non-employee Directors of the Corporation appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

                  (ii) For the purpose of granting Awards to directors, the selection of any Director to whom Awards may be granted, as well as the number of Shares subject to Awards, must be determined by a "disinterested committee", as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

            (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

            The President of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Corporation and to cause them to be delivered to the Participants.

            (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.


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       6.   Eligibility.
            -----------

                   (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such officer, Director, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Corporation and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of the Corporation) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

       7. Term of the Plan.  The Plan shall continue in effect for a term of ten
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

       8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

            (a)   Option Price.

                   (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted.

                  (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted.


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            (b) Payment.  Full payment for each Share of Common Stock  purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until Shares of Common Stock are issued to him.

            (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

            (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Corporation at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

            (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Corporation.

            (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

       9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

            (a) Options  Granted to  Directors.  Subject to the  limitations  of
Section 6(c), Non- Incentive Stock Options to purchase 3,852 shares of Common Stock will be granted to each Director who

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is not an Employee as of the Effective  Date, at an exercise  price equal to the
Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The Options will be exercisable at the rate of 20% on the one year anniversary of the Effective Date of the Plan and 20% annually thereafter during such periods of service as director or director emeritus. Upon the death or disability of the director or director emeritus, or upon a change or control of the Savings Association or the Corporation as provided at Section 13(b) herein, such Option shall be deemed immediately 100% exercisable. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Such Options shall continue to be exercisable for a period of ten years following the date of grant during periods of continued services of such Directors as a Director or Director Emeritus; provided however that such Options shall cease to be exerciseable following the date that is two years after the date of Disability or death, or one year after the date of termination of service as a Director or Director Emeritus, if earlier. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

            (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan, other than Options granted pursuant to Section 9(a) herein, shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

            (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation and no Optionee shall have any of the rights of a stockholder of the Corporation until the Shares of Common Stock are issued to him.

            (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

            (e)  Exercise   Generally.   The  Committee  may  impose  additional
conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.

            (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock

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through a registered  broker-dealer  or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Corporation.

            (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      10.  Effect of Termination of Employment, Disability or Death on Incentive
           ---------------------------------------------------------------------
Stock Options.
--------------

            (a) Termination of Employment. In the event that any Optionee's employment with the Corporation shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment, or (iii) at such later date as determined by the Committee at the time of the grant of such Award, based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Association or the Corporation, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Corporation, the employment of all of its employees who are not immediately thereafter employees of the Corporation shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Corporation.

            (b) Disability. In the event that any Optionee's employment with the Corporation shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

            (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.


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            (d) Incentive  Stock  Options  Deemed  Exercisable.  For purposes of
Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Permanent and Total Disability or death of the Participant.

            (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Corporation terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

      11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award; provided however that such Options shall cease to be exerciseable not later than the date that is two years after the date of Disability or death, or one year after the date of termination of service as an Employee, Director or Director Emeritus.

      12. Allocation of Plan Expenses. The Corporation shall reimburse the Savings Association for all expenses associated with Awards under the Plan with respect to: a) the vesting of Awards made in accordance with Section 9(a) to the extent that such vesting occurs after the date that such Participant is no longer serving as a director of the Savings Association, and b) the vesting of Awards held by former Employees that continue to serve as a Director or Director Emeritus to the extent that such vesting shall occur after the last date of service as an Employee of the Savings Association and the level of Awards that vest shall exceed the amount that such Participant would have received had he or she been solely a director of the Savings Association and not an Employee as of the Effective Date.


      13. Recapitalization,  Merger, Consolidation,  Change in Control and Other
          ----------------------------------------------------------------------
Transactions.
-------------

            (a) Adjustment. Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Corporation (other than Shares held by dissenting stockholders).

            (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control of the Corporation, as determined by the Committee, provided that such accelerated vesting is not inconsistent with applicable regulations of the Office of

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Thrift Supervision at the time of such change in control. In the event of such a change in control, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the Fair Market Value of the Common Stock subject to any Incentive or Non-Incentive Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date in the event of a change in control of the Corporation. For purposes of this Section 13, "change in control" shall mean:
(i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or any merger or recapitalization whereby the Corporation is not the surviving entity; (iii) a change of control of the Corporation, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Corporation stock, or the purchase of shares of up to 25% of any class of securities of the Corporation by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

            (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Corporation, in the event of any change in control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                   (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the exercise price per Share of Common Stock, and the consideration to be given or received by the Corporation upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                   (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

            Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13. Notwithstanding anything herein at Section 13(c) to the contrary, no action of the Board or the Committee with respect to administration of the Plan or Awards thereunder shall be taken which shall be in violation of applicable law, or applicable regulations or policies of the OTS in effect at the time of such action.


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
            (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of the OTS then in effect.

      14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option, but in no event prior to the Effective Date. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

      15. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Corporation, subject to approval or non-objection by the Office of Thrift Supervision, if applicable.

      16. Approval by Stockholders. The Plan shall be approved by stockholders of the Corporation within twelve (12) months before or after the date the Plan is approved by the Board.

      17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding the foregoing, in no event shall the exercise price per Share of an Option be reduced except in such instances where the product of the exercise price per Share times the number of Shares subject to Options shall remain the same.

      18. Amendment and Termination of the Plan.
          -------------------------------------

            (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.

            (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Corporation to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

      19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

      The inability of the Corporation to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares.

      As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

      Notwithstanding anything herein to the contrary, upon the termination of service of an Optionee by the Corporation or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of service.

      20. Reservation of Shares. During the term of the Plan, the Corporation will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Corporation by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      22. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

      23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, except to the extent that federal law shall be deemed to apply.



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